UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Luxfer Holdings PLC

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LUXFER ANNOUNCEMENT

DATE:	27th July, 2026

TO:	All Luxfer Employees

FROM:	Andy Butcher, Chief Executive Officer

RE:	Luxfer Enters into Agreement to Become a Privately Held Company

Dear Luxfer Colleagues

Today, I am pleased to share important news about Luxfer’s future.

We have entered into a definitive agreement to be acquired by affiliates of Wynnchurch Capital, L.P. and to become a privately held company. Wynnchurch Capital, L.P. is an investment company headquartered in the Chicago suburb of Rosemont, Illinois, with almost $9.1B in assets, and has experience in supporting manufacturing businesses, with an emphasis on long-term growth.

The transaction is currently expected to be completed prior to the end of 2026, subject to customary closing conditions and regulatory approvals.

This change reflects the strength of our business, strategy, products and people. Wynnchurch Capital, L.P. believes in Luxfer’s long-term potential and is committed to supporting our continued growth and success.

Why We Are Pursuing This Transaction

This transaction follows the strategic review process we have been pursuing over the past several years, during which our Board of Directors evaluated a range of alternatives to determine the best path for both the company and its shareholders.

Over the last fourteen years as a public company, we have achieved many important accomplishments. At the same time, operating in the public markets often requires balancing long-term strategic decisions with short-term market expectations.

As a private company, we expect to have greater flexibility to invest in growth initiatives, strengthen our capabilities and pursue opportunities that enhance our competitive position.

What This Means for Our Employees

For now, it is business as usual. We will remain focused on serving our customers, executing our strategy, and delivering on our commitments.

●	We expect that the current Executive Leadership Team and Business Unit Teams will continue to lead the business through the transaction process and beyond.

●	We do not anticipate any changes to any employees' roles, responsibilities, compensation, or benefits.

CUSTOMER FIRST ● INTEGRITY● ACCOUNTABILITY● INNOVATION ● PERSONAL DEVELOPMENT ● TEAMWORK

We will continue to operate in line with our values and established business systems, while meeting the needs of our customers and executing our strategy to deliver profitable growth.

Looking Ahead

I understand that announcements like this can create questions and uncertainty. We are committed to communicating openly throughout the process and will share updates as more information becomes available. In the meantime, please speak with your manager or a member of the leadership team if you have questions or concerns.

Today's announcement marks an important milestone, and I am confident and excited about our future. Luxfer is an extraordinary business, built by committed and engaged people. Our success has always been driven by your expertise, innovation and teamwork. The Executive Leadership Team and our Board of Directors appreciate everything you do each day as we continue to pursue our mission to help create a safe, clean, and energy-efficient world.

Thank you, for your continued dedication and support.

/s/ Andy Butcher
Andy Butcher
Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed transaction between Luxfer and Wynnchurch Capital, L.P., Luxfer will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Additionally, Luxfer may file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF LUXFER ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE NOTICES CONVENING THE SCHEME MEETING AND THE GENERAL MEETING OF LUXFER’S SHAREHOLDERS TO BE CONVENED IN CONNECTION WITH THE SCHEME OF ARRANGEMENT, AND AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF LUXFER, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The definitive version of the proxy statement will be mailed or otherwise made available to Luxfer’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containing information about the proposed transaction that are filed by Luxfer with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Luxfer’s website at https://www.luxfer.com/investors, or by contacting Luxfer’s investor relations department at Investor.Relations@Luxfer.com.

Participants in the Solicitation

Luxfer and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Luxfer’s shareholders in respect of the transaction. Information about Luxfer’s directors and executive officers is set forth in the proxy statement for Luxfer’s 2026 Annual General Meeting, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the proposed acquisition of Luxfer, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Wynnchurch and Luxfer to complete the transactions contemplated by the transaction agreement, including statements about the transaction, statements about the expected timetable for completing the transaction, Luxfer’s beliefs and expectations and statements about the benefits sought to be achieved in the proposed acquisition, and the potential effects of the acquisition on Luxfer. These statements are based upon the current beliefs and expectations of Luxfer’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed transaction contained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain shareholder approval and the failure to obtain the sanction of the High Court of Justice in England and Wales); the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the effects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the transactions on Luxfer’s business, including its ability to retain and hire key personnel and maintain relationships with customers; the risk that any announcements relating to the transaction could have adverse effects on the market price of Luxfer’s ordinary shares; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and other risks related to Luxfer’s business.

Luxfer undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Luxfer’s Annual Report on Form 10-K for the year ended December 31, 2025 and Luxfer’s other filings with the SEC.

Internal Colleague Questions – Executive Briefing Pack

This section is intended for internal executive briefing use only. It should help the Executive Leadership Team provide consistent answers to common colleague questions. Final wording should be confirmed with Legal, HR, Finance and the relevant plan administrators before use.

Why is Luxfer becoming a privately held company?
The transaction follows the strategic review process previously undertaken. The view is that private ownership can provide greater flexibility to invest in longer-term growth and strengthen Luxfer’s competitive position.

What does this mean for colleagues day to day?
For now, it is business as usual. Colleagues should continue to focus on serving customers, operating safely, delivering commitments and supporting each other through the transaction process.

Will there be changes to roles, responsibilities, salaries or benefits?
We do not anticipate any immediate changes to colleagues’ roles, responsibilities, salaries or benefits as a result of the announcement. If anything changes, we will communicate clearly and at the appropriate time.

Will there be redundancies?

As stated above, it is business as usual and we do not expect any significant changes to how we resource our business operations or corporate functions.

Will there be changes to the leadership team or business units?
We expect the current Executive Leadership Team and Business Unit Teams to continue leading the business through the transaction process and beyond.

Will our strategy, values or business systems change?
No changes are expected. We will continue to operate in line with our Values and established Business Systems, while remaining focused on customers, safety, quality, operational performance and profitable growth.

What should we say to customers, suppliers or other external partners?
The message is that it remains business as usual. Current points of contact, open orders, supply arrangements and day-to-day ways of working are not expected to change as a result of the announcement. Any external communication should use the approved customer announcement or agreed talking points.

What should colleagues do if contacted by media or asked about this on social media?
Colleagues should not respond to media enquiries or comment publicly (including on social media, LinkedIn, or other platforms) about the transaction. All media enquiries should be redirected to Kevin Grant, our VP Investor Relations, and colleagues should avoid speculating on deal terms or timing in any public forum.

Will our company name or email addresses change?
No. Our company name and email addresses will remain the same.

CUSTOMER FIRST ● INTEGRITY● ACCOUNTABILITY● INNOVATION ● PERSONAL DEVELOPMENT ● TEAMWORK

Will our bank account details or legal entities change?
No. All bank account details and legal entities will remain the same. Colleagues should remain alert to cybersecurity risks and follow normal verification processes for any request to change payment or banking details.

Are we going to be shut down or moved?
No. There are no plans for any facilities to be shut down or moved. The acquirer is a private equity investor, not a strategic buyer looking to consolidate operations or realise economies of scale. Their focus is on helping us deliver our growth strategy.

What will happen to SOX controls?
Until the transaction closes, it is business as usual and all SOX compliance requirements remain in place. After closing, we would anticipate moving to an internal formal control structure rather than SOX.

Will we continue to have quarterly reporting?
At the end of the transaction, we will no longer have external reporting to the market because Luxfer will be a private equity held company. Details of internal reporting will be made clear as the deal completes and the expectations and needs of the new owner are understood.

What about my stock in Luxfer (LXFR)

Following a closing of the transaction, any stock that you own will be purchased from you by the Buyer. The Company and the Buyer will provide information to shareholders of this process.

What about my LTIP Shares Options/Units

Under the rules of Luxfer's Long-Term Umbrella Incentive Plan (LTA), a transaction of this nature is expected to constitute a "Change in Control." This means: outstanding Time-Based Awards (options, restricted stock, restricted stock units) would become fully vested and, after exercised, and any tax withholding applied as normal, the shares will be purchased from you by the Buyer.

What about my SIP shares?

It is anticipated that SIP shares will be settled in cash when the transaction closes (along with the return of any contributions collected not allocated to share purchases). This includes matching shares that are usually unavailable until held in the SIP for the required qualifying period. It is expected that shares will be settled on a tax-free basis. This will be confirmed separately with the relevant plan administrator, and colleagues should take independent tax advice where appropriate.

What about my ESPP shares?

It is anticipated that ESPP shares will be settled in cash when the transaction closes (along with the return of any contributions collected not allocated to share purchases). This will be confirmed separately with the relevant plan administrator, and colleagues should take independent tax advice where appropriate.

At what point do the SIP and ESPP become discontinued?
Immediately following the announcement, no further participation or purchases under the SIP or ESPP are expected to continue. The detailed administration and treatment of any existing contributions or shares will be confirmed separately with the relevant plan administrators.

Will there be share programs in the future?
No. As Luxfer will become a privately held company, there will not be employee share programs such as the SIP or ESPP going forward.

How will the share price behave following the announcement?
We cannot answer that or provide any prediction on future share values. Share prices may move for a range of market, company and transaction-related reasons, and management is not able to forecast or comment on future share price movements or provide any financial advice.

What is the purchase price?

The purchase price has been announced, and it is $17.37 per share

Are there any special restrictions on trading stock following the announcement

Normal insider dealing and trading policies continue to apply. Once a deal is announced, and provided colleagues do not hold any new or additional material non-public information, colleagues would generally be expected to be able to trade until completion of the transaction. Any existing blackout arrangements or designated-person restrictions should be confirmed with Legal/Company Secretary before trading.

Will colleagues need to take any action in relation to shares, or awards?
If any action is required, Luxfer or the Buyer will provide clear instructions, timing and points of contact.

When will colleagues receive more information?
We will share further information as soon as the approved position is available and key milestones are reached. Any communication on shares, awards, benefits or employment matters will be reviewed by the appropriate Legal, HR, Finance and plan administration teams before release.

Who should colleagues speak to if they have questions?
Colleagues should speak with their manager or a member of the leadership team in the first instance. Questions that require specialist input will then be referred to the appropriate Legal, HR, Finance or plan administration contact.

Who is informed first, and in what order?
The communication cascade will follow this order: (1) Business Leadership Teams are briefed first; (2) all colleagues receive the announcement via the all-employee communication and/or team briefings; (3) customers and business partners receive the customer announcement once the colleague communication has landed. Leaders must not share details with their teams ahead of the agreed cascade timing.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 1 An Important Update on Luxfer’s Future Town Hall Briefing for All Colleagues | Acquisition by Wynnchurch Capital Shared with our people first

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 2 What’s Happening Luxfer is being acquired by Wynnchurch Capital and will return to being a privately owned company. WHO Wynnchurch Capital A long - term investor that backs and grows manufacturing businesses like ours. WHAT Returning to private ownership Luxfer will leave the stock market and be privately owned again. WHEN During 2026 Expected to complete by year end. Until then, it’s business as usual. WHY IT MATTERS • As a private company, Luxfer will have more freedom to invest for the long term, without the short - term pressures of the stock market. • Wynnchurch believes in Luxfer and is committed to supporting our continued growth and success. • Our products, customers and the work you do every day carry on as normal. This is a positive step, and a vote of confidence in our people and products.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 3 Why This Is Good News Invest in growth More freedom to invest in our products, sites and new opportunities. A long - term view Decisions made for the long term, not to hit short - term market targets. Stronger capabilities Room to strengthen the business and compete even more effectively. A committed partner Wynnchurch backs manufacturers for the long haul and believes in our future. A partner who wants to invest in Luxfer and help us grow.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 4 What This Means for You Your role, pay and benefits are unchanged. No changes are expected to roles, responsibilities, pay or benefits, although employee share programs will be concluded. Your leaders stay in place. The same leadership and business unit teams continue to lead us. Our strategy and values continue. Same sites, same strategy, same values — still focused on our customers. Your questions are always welcome. Speak to your manager any time — they’ll get answers from the right team if needed. It’s business as usual — and your questions are always welcome.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 5 Thank you — for everything you do. It’s business as usual. If you have questions, please speak to your manager. Customer First • Integrity • Accountability • Innovation • Personal Development • Teamwork

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 6 Additional Information and Where to Find It In connection with the proposed transaction between Luxfer and Wynnchurch Capital, L.P., Luxfer will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Additionally, Luxfer may file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF LUXFER ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE NOTICES CONVENING THE SCHEME MEETING AND THE GENERAL MEETING OF LUXFER’S SHAREHOLDERS TO BE CONVENED IN CONNECTION WITH THE SCHEME OF ARRANGEMENT, AND AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF LUXFER, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The definitive version of the proxy statement will be mailed or otherwise made available to Luxfer’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containi ng information about the proposed transaction that are filed by Luxfer with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Luxfer’s website at https://www.luxfer.com/investors, or by contacting Luxfer’s investor relations department at Investor.Relations@Luxfer.com . Participants in the Solicitation Luxfer and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Luxfer’s shareholders in respect of the transaction. Information about Luxfer’s directors and executive officers is set forth in the proxy statement for Luxfer’s 2026 Annual General Meeting, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in th e proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the proposed acquisition of Luxfer, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Wynnchurch and Luxfer to complete the transactions contemplated by the transaction agreement, including statements about the transaction, statements about the expected timetable for completing the transaction, Luxfer's beliefs and expectations and statements about the benefits sought to be achieved in the proposed acquisition, and the potential effects of the acquisition on Luxfer. These statements are based upon the current beliefs and expectations of Luxfer's management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed transaction contained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain shareholder approval and the failure to obtain the sanction of the High Court of Justice in England and Wales); the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the effects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the transactions on Luxfer's business, including its ability to retain and hire key personnel and maintain relationships with customers; the risk that any announcements relating to the transaction could have adverse effects on the market price of Luxfer's ordinary shares; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and other risks related to Luxfer's business.

Luxfer undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Luxfer's Annual Report on Form 10-K for the year ended December 31, 2025 and Luxfer's other filings with the SEC.

7

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 1 Luxfer to Become a Privately Held Company Manager Briefing Pack | Acquisition by Wynnchurch Capital Confidential — For Internal Use Only

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 2 The Deal at a Glance Luxfer has entered into a definitive agreement to be acquired by affiliates of Wynnchurch Capital, L.P. and to become a privately held company. WHO Wynnchurch Capital A private investment firm with a long - term focus on manufacturing businesses. WHAT Moving to private ownership Luxfer moves from a publicly listed company to being privately held. WHEN Before end of 2026 Expected to complete by year end, subject to customary approvals. WHY NOW • This follows the strategic review the Board has led over recent years, weighing the best path for the company. • As a private company, Luxfer expects greater flexibility to invest for the long term, without the short - term pressures of public markets. • Wynnchurch believes in Luxfer’s long - term potential and is committed to supporting our continued growth and success. This change reflects the strength of our business, strategy, products and people.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 3 Why This Is Good for Luxfer Invest in growth More flexibility to invest in growth initiatives and pursue new opportunities. A long - term view Freedom to make long - term decisions without short - term market pressure. Stronger capabilities Scope to strengthen the business and enhance our competitive position. A committed partner Wynnchurch backs manufacturing businesses and believes in Luxfer’s potential. Private ownership gives Luxfer room to focus on building for the long term.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 4 What This Means for You Your role, pay and benefits are unchanged. We do not anticipate any changes to roles, responsibilities, compensation or benefits, although employee share programs will be concluded. Your leaders stay in place. The Executive Leadership Team and Business Unit Teams will continue to lead. Our strategy and values continue. We keep operating by our Values and Business Systems, focused on our customers. Day to day, it’s business as usual. We stay focused on serving customers, executing our strategy and delivering commitments. For now, it is business as usual — and we will keep you informed.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 5 Meet Wynnchurch Capital A private investment firm that backs middle - market manufacturing and industrial businesses across the US and Canada, with a long - term, growth - focused approach. Headquartered near Chicago, in Rosemont, Illinois. 1999 Founded $9.1bn Assets under management 180+ Acquisitions since 1999 25+ yrs Investing in industry WHERE THEY INVEST Manufacturing Complex, engineered industrial products Distribution Supply and logistics businesses Services Critical infrastructure and support A long - term investor focused on helping Luxfer grow.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 6 In Their Words Senior Wynnchurch leaders on why they are backing Luxfer. “ We have tremendous respect for the business that the Luxfer team have built and look forward to supporting the Company with long - term capital, operational resources and sector expertise. Greg Gleason — Managing Partner, Wynnchurch Capital “ We see meaningful opportunities to invest in innovation, operational excellence, automation, capacity expansion and commercial growth across both of Luxfer’s segments … [and] to pursue complementary acquisitions that broaden its capabilities, product portfolio and geographic reach. Brian Riordan — Managing Director, Wynnchurch Capital Wynnchurch’s leaders back our people, products and long - term growth.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 7 Your Questions Answered Will my job, pay or benefits change? No changes to roles, pay or benefits are anticipated. Will there be redundancies? No. It is business as usual, with no significant changes expected. Is my site closing or moving? No. There are no plans to close or move any facilities. Will leadership or strategy change? No. The same teams, strategy and values continue. What do I say to customers or media? Business as usual. Send media queries to Investor Relations; don’t post on social media. Where do I go with questions? Speak to your manager or a member of the leadership team. If in doubt, reassure your team — it is business as usual.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 8 What Happens Next 1 2 3 Today Employees are being informed, along with our customers, suppliers and other partners Through 2026 Business as usual while regulatory and shareholder approvals progress. Completion Expected before the end of 2026, when Luxfer becomes privately held. Where to get answers Speak to your manager or a member of the leadership team first. Specialist questions will be referred to the right HR, Legal or Finance contact. We are committed to open, honest communication at every step.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 9 Thank you for your continued dedication and support. Customer First • Integrity • Accountability • Innovation • Personal Development • Teamwork

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 10 Additional Information and Where to Find It In connection with the proposed transaction between Luxfer and Wynnchurch Capital, L.P., Luxfer will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Additionally, Luxfer may file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF LUXFER ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE NOTICES CONVENING THE SCHEME MEETING AND THE GENERAL MEETING OF LUXFER’S SHAREHOLDERS TO BE CONVENED IN CONNECTION WITH THE SCHEME OF ARRANGEMENT, AND AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF LUXFER, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The definitive version of the proxy statement will be mailed or otherwise made available to Luxfer’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containi ng information about the proposed transaction that are filed by Luxfer with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Luxfer’s website at https://www.luxfer.com/investors, or by contacting Luxfer’s investor relations department at Investor.Relations@Luxfer.com . Participants in the Solicitation Luxfer and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Luxfer’s shareholders in respect of the transaction. Information about Luxfer’s directors and executive officers is set forth in the proxy statement for Luxfer’s 2026 Annual General Meeting, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in th e proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

CUSTOMER FIRST • INTEGRITY • ACCOUNTABILITY • INNOVATION • PERSONAL DEVELOPMENT • TEAMWORK 11 Forward - Looking Statements This communication includes “forward - looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the proposed acquisition of Luxfer, and readers are cautioned not to place undu e r eliance on such statements. Such forward - looking statements include, but are not limited to, the ability of Wynnchurch and Luxfer to complete th e transactions contemplated by the transaction agreement, including statements about the transaction, statements about the expected timetabl e f or completing the transaction, Luxfer’s beliefs and expectations and statements about the benefits sought to be achieved in the proposed acquisition, and the potential effects of the acquisition on Luxfer. These statements are based upon the current beliefs and expectations of Luxfer’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the prop ose d transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materiali ze, actual results may differ materially from those set forth in the forward - looking statements. Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed transaction; the risk th at competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed transaction c ont ained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain shareholder approv al and the failure to obtain the sanction of the High Court of Justice in England and Wales); the occurrence of any event, change or other circumst anc es that could give rise to the termination of the transaction agreement; the effects of disruption from the transactions contemplated by the tra nsa ction agreement and the impact of the announcement and pendency of the transactions on Luxfer’s business, including its ability to retain and hire key personnel and maintain relationships with customers; the risk that any announcements relating to the transaction could have adverse eff ect s on the market price of Luxfer’s ordinary shares; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk that sharehol de r litigation in connection with the proposed transaction may result in significant costs of defense , indemnification and liability; and other risks related to Luxfer’s business. Luxfer undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those des cribed in the forward - looking statements can be found in Luxfer’s Annual Report on Form 10 - K for the year ended December 31, 2025 and Luxfer’s other filings with the SEC.

DATE: 27th July, 2026

TO: Luxfer Customers and Business Partners

FROM: Andy Butcher, Chief Executive Officer

RE: Luxfer to Become a Privately Held Company

Dear Valued Partner,

We are writing to share important news about Luxfer's future. Luxfer has entered into a definitive agreement to be acquired by Wynnchurch Capital, L.P. and to become a privately held company.

The transaction is currently expected to complete before the end of 2026, subject to customary closing conditions and regulatory approvals.

For our customers and business partners, it remains business as usual. Your Luxfer contact, current agreements, orders, quality approvals and day-to-day ways of working, and Luxfer legal entities and bank accounts, will not change, and we will continue to deliver the quality, reliability and service you expect from Luxfer.

Looking ahead, Wynnchurch Capital, L.P. is committed to supporting Luxfer's continued growth, and we expect this ownership change to bring additional investment in manufacturing and product development. We believe private ownership will provide additional flexibility to strengthen our capabilities and continue supporting customers through product performance, innovation and long-term partnership.

We recognize that news of this kind can raise questions. We are committed to communicating clearly throughout the process and will share further updates as key milestones are reached. If you have any immediate questions, please contact your usual Luxfer representative. Thank you for your continued trust, partnership and support.

/s/ Andy Butcher
Andy Butcher
Chief Executive Officer

CUSTOMER FIRST ● INTEGRITY● ACCOUNTABILITY● INNOVATION ● PERSONAL DEVELOPMENT ● TEAMWORK

Customer Questions – Briefing Pack

This section is intended for internal briefing use and should be used to help Luxfer representatives respond consistently to likely customer questions.

Will my Luxfer contact change?
No. Please continue to work with your usual Luxfer contact.

Will open orders or delivery commitments change?
We do not expect this announcement to change open orders or current delivery commitments.

Will current agreements, quality approvals or commercial arrangements change?
We do not expect this announcement to change existing agreements, quality approvals, commercial terms or day-to-day ways of working.

Will pricing or payment terms change?
No. This transaction does not affect existing pricing or payment terms.

Will pricing change in the future?
As with any business, future pricing will continue to be set in the normal course, reflecting factors such as market conditions and input costs. This announcement does not represent a commitment to hold pricing at current levels going forward.

Will existing contracts remain valid?
Existing customer agreements will remain in place, subject to their terms.

Will there be any impact on supply continuity or lead times?
We do not expect this announcement to affect current supply arrangements, lead times or delivery commitments.

Will our bank account details or legal entities change?
No. All bank account details and legal entities will remain the same. Colleagues should remain alert to cybersecurity risks and follow normal verification processes for any request to change payment or banking details.

Will product quality, certifications or approvals change?
No changes are expected to Luxfer’s quality standards, certifications, product approvals or compliance obligations as a result of this announcement.

What will happen in terms of our legal entities and any impact on certifications following CoC?

There are no changes to any of our legal entities as part of this announcement, and no impact on certifications.

Will manufacturing locations or supply routes change?
We do not expect any changes to our manufacturing footprint, supply routes or day-to-day operational arrangements.

Will invoicing, purchase orders or vendor details change?
There will be no change to invoicing arrangements, purchase order processes or vendor details.

CUSTOMER FIRST ● INTEGRITY● ACCOUNTABILITY● INNOVATION ● PERSONAL DEVELOPMENT ● TEAMWORK

Will warranties, technical support or aftersales service change?
No changes are expected to warranty support, technical support or aftersales service arrangements.

Will customer data or confidentiality arrangements be affected?
We will continue to handle customer information in line with our confidentiality, contractual and data protection obligations.

Will there be any change to ESG, safety or compliance commitments?
Luxfer remains committed to operating safely, responsibly and in line with applicable regulatory and compliance requirements.

Who should we contact if our procurement, legal or quality teams need further information?
Please contact your usual Luxfer representative, who will coordinate with the appropriate internal team.

Where should I direct further questions?
Please contact your usual Luxfer representative, who will either respond directly or ensure your question is directed to the appropriate person.

Top-tier or strategic customers For top-tier and strategic accounts, the standard customer letter should not be the sole communication. Account owners should identify these customers in advance and arrange a personal call or tailored outreach (ideally ahead of or alongside the letter) to reinforce the message directly and answer any account-specific questions before the letter arrives.

Additional Information and Where to Find It

In connection with the proposed transaction between Luxfer and Wynnchurch, Luxfer will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Additionally, Luxfer may file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF LUXFER ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE NOTICES CONVENING THE SCHEME MEETING AND THE GENERAL MEETING OF LUXFER’S SHAREHOLDERS TO BE CONVENED IN CONNECTION WITH THE SCHEME OF ARRANGEMENT, AND AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF LUXFER, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The definitive version of the proxy statement will be mailed or otherwise made available to Luxfer’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containing information about the proposed transaction that are filed by Luxfer with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Luxfer’s website at https://www.luxfer.com/investors, or by contacting Luxfer’s investor relations department at Investor.Relations@Luxfer.com.

Participants in the Solicitation

Luxfer and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Luxfer’s shareholders in respect of the transaction. Information about Luxfer’s directors and executive officers is set forth in the proxy statement for Luxfer’s 2026 Annual General Meeting, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the proposed acquisition of Luxfer, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Wynnchurch and Luxfer to complete the transactions contemplated by the transaction agreement, including statements about the transaction, statements about the expected timetable for completing the transaction, Luxfer’s beliefs and expectations and statements about the benefits sought to be achieved in the proposed acquisition, and the potential effects of the acquisition on Luxfer. These statements are based upon the current beliefs and expectations of Luxfer’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed transaction contained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain shareholder approval and the failure to obtain the sanction of the High Court of Justice in England and Wales); the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the effects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the transactions on Luxfer’s business, including its ability to retain and hire key personnel and maintain relationships with customers; the risk that any announcements relating to the transaction could have adverse effects on the market price of Luxfer’s ordinary shares; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and other risks related to Luxfer’s business.

Luxfer undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Luxfer’s Annual Report on Form 10-K for the year ended December 31, 2025 and Luxfer’s other filings with the SEC.